UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

VIRTUS ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
VIRTUS CONVERTIBLE & INCOME 2024 TARGET TERM FUND
VIRTUS CONVERTIBLE & INCOME FUND
VIRTUS CONVERTIBLE & INCOME FUND II
VIRTUS DIVERSIFIED INCOME & CONVERTIBLE FUND
VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
VIRTUS EQUITY & CONVERTIBLE INCOME FUND
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
VIRTUS TOTAL RETURN FUND INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

VIRTUS ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
VIRTUS CONVERTIBLE & INCOME 2024 TARGET TERM FUND
VIRTUS CONVERTIBLE & INCOME FUND
VIRTUS CONVERTIBLE & INCOME FUND II
VIRTUS DIVERSIFIED INCOME & CONVERTIBLE FUND
VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
VIRTUS EQUITY & CONVERTIBLE INCOME FUND
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
VIRTUS TOTAL RETURN FUND INC.
101 Munson Street
Greenfield, MA 01301-9668

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To be held on June 3, 2024
Notice is hereby given to the shareholders of Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus Convertible & Income 2024 Target Term Fund (“CBH”), Virtus Convertible & Income Fund (“NCV”), Virtus Convertible & Income Fund II (“NCZ”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”) and Virtus Equity & Convertible Income Fund (“NIE”), each a Massachusetts business trust, Virtus Global Multi-Sector Income Fund (“VGI”), a Delaware statutory trust, Virtus Stone Harbor Emerging Markets Income Fund (“EDF”), a Massachusetts business trust, and Virtus Total Return Fund Inc. (“ZTR”), a Maryland corporation* (each of AIO, CBH, NCV, NCZ, ACV, NFJ, NIE, VGI, EDF and ZTR, a “Fund” and collectively, the “Funds”), that the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) will be held on June 3, 2024 at 3:30 p.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only and will be conducted exclusively by webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and entering the control number found in the shaded box of your proxy card. You will not be able to attend the meeting physically. The Annual Meeting is being held for the following purposes:

*
The members of the Board of ZTR are directors, as that Fund is organized as a corporation; however, when referencing Board members generally throughout these proxy materials, we will refer to them as “trustees” unless the context is specific to ZTR.

1.
To elect trustees of AIO, as follows:

a.
Elect Donald C. Burke as a Class II trustee of AIO, by the AIO shareholders (“Proposal 1a”);

b.
Elect F. Ford Drummond as a Class II trustee of AIO, by the AIO shareholders (“Proposal 1b”);

c.
Elect Connie D. McDaniel as a Class II trustee of AIO, by the AIO shareholders (“Proposal 1c”);

d.
Elect Philip R. McLoughlin as a Class II trustee of AIO, by the AIO shareholders (“Proposal 1d”);

2.
To elect trustees of CBH, as follows:

a.
Elect Connie D. McDaniel as a Class I trustee of CBH, by the CBH shareholders (“Proposal 2a”);

b.
Elect Philip R. McLoughlin as a Class I trustee of CBH, by the CBH shareholders (“Proposal 2b”);

c.
Elect R. Keith Walton as a Class II trustee of CBH, by the CBH shareholders (“Proposal 2c”);

d.
Elect Brian T. Zino as a Class I trustee of CBH, by the CBH shareholders (“Proposal 2d”);

3.
To elect trustees of NCV, as follows:

a.
Elect Deborah A. DeCotis as a Class III trustee of NCV, by the NCV shareholders (“Proposal 3a”);

b.
Elect F. Ford Drummond as a Class III trustee of NCV, by the NCV shareholders of preferred shares (“Proposal 3b”);

c.
Elect Connie D. McDaniel as a Class I trustee of NCV, by the NCV shareholders (“Proposal 3c”);

d.
Elect Brian T. Zino as a Class III trustee of NCV, by the NCV shareholders (“Proposal 3d”);

4.
To elect trustees of NCZ, as follows:

a.
Elect F. Ford Drummond as a Class III trustee of NCZ, by the NCZ shareholders of preferred shares (“Proposal 4a”);

b.
Elect Connie D. McDaniel as a Class III trustee of NCZ, by the NCZ shareholders (“Proposal 4b”);

c.
Elect Geraldine M. McNamara as a Class III trustee of NCZ, by the NCZ shareholders (“Proposal 4c”);

d.
Elect R. Keith Walton as a Class III trustee of NCZ, by the NCZ shareholders (“Proposal 4d”);

5.
To elect trustees of ACV, as follows:

a.
Elect Sarah E. Cogan as a Class III trustee of ACV, by the ACV shareholders of preferred shares (“Proposal 5a”);

b.
Elect Deborah A. DeCotis as a Class III trustee of ACV, by the ACV shareholders (“Proposal 5b”);

c.
Elect Connie D. McDaniel as a Class I trustee of ACV, by the ACV shareholders (“Proposal 5c”);

d.
Elect Philip R. McLoughlin as a Class III trustee of ACV, by the ACV shareholders (“Proposal 5d”);

6.
To elect trustees of NFJ, as follows:

a.
Elect Donald C. Burke as a Class II trustee of NFJ, by the NFJ shareholders (“Proposal 6a”);

b.
Elect Connie D. McDaniel as a Class I trustee of NFJ, by the NFJ shareholders (“Proposal 6b”);

c.
Elect Geraldine M. McNamara as a Class I trustee of NFJ, by the NFJ shareholders (“Proposal 6c”);

d.
Elect Brian T. Zino as a Class I trustee of NFJ, by the NFJ shareholders (“Proposal 6d”);

7.
To elect trustees of NIE, as follows:

a.
Elect Donald C. Burke as a Class II trustee of NIE, by the NIE shareholders (“Proposal 7a”);

b.
Elect F. Ford Drummond as a Class II trustee of NIE, by the NIE shareholders (“Proposal 7b”);

c.
Elect Connie D. McDaniel as a Class II trustee of NIE, by the NIE shareholders (“Proposal 7c”);

d.
Elect Philip R. McLoughlin as a Class II trustee of NIE, by the NIE shareholders (“Proposal 7d”);

8.
To elect trustees of VGI, as follows:

a.
Elect George R. Aylward as a Class III trustee of VGI, by the VGI shareholders (“Proposal 8a”);

b.
Elect F. Ford Drummond as a Class III trustee of VGI, by the VGI shareholders (“Proposal 8b”);

c.
Elect Connie D. McDaniel as a Class III trustee of VGI, by the VGI shareholders (“Proposal 8c”);

d.
Elect Philip R. McLoughlin as a Class III trustee of VGI, by the VGI shareholders (“Proposal 8d”);

9.
To elect trustees of EDF, as follows:

a.
Elect George R. Aylward as a Class I trustee of EDF, by the EDF shareholders (“Proposal 9a”);

b.
Elect Deborah A. DeCotis as a Class I trustee of EDF, by the EDF shareholders (“Proposal 9b”);

c.
Elect John R. Mallin as a Class I trustee of EDF, by the EDF shareholders (“Proposal 9c”);

d.
Elect R. Keith Walton as a Class I trustee of EDF, by the EDF shareholders (“Proposal 9d”);

10.
To elect directors of ZTR, as follows:

a.
Elect Donald C. Burke as a Class I director of ZTR, by the ZTR shareholders (“Proposal 10a”);

b.
Elect Sarah E. Cogan as a Class I director of ZTR, by the ZTR shareholders (“Proposal 10b”);

c.
Elect Deborah A. DeCotis as a Class I director of ZTR, by the ZTR shareholders (“Proposal 10c”);

d.
Elect Sidney E. Harris as a Class I director of ZTR, by the ZTR shareholders (“Proposal 10d”);

11.
To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof, by the AIO, CBH, NCV, NCZ, ACV, NFJ, NIE, VGI, EDF and/or ZTR shareholders.

THE BOARD OF TRUSTEES (THE “BOARD”) OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ELECTING EACH TRUSTEE NOMINEE.

The Board has fixed the close of business on April 3, 2024, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided, or vote via the Internet or telephone, so you will be represented at the Annual Meeting.
By order of the Board,
Jennifer S. Fromm
Secretary
Virtus Artificial Intelligence & Technology Opportunities Fund
Virtus Convertible & Income 2024 Target Term Fund
Virtus Convertible & Income Fund
Virtus Convertible & Income Fund II
Virtus Diversified Income & Convertible Fund
Virtus Dividend, Interest & Premium Strategy Fund
Virtus Equity & Convertible Income Fund
Virtus Global Multi-Sector Income Fund
Virtus Stone Harbor Emerging Markets Income Fund
Virtus Total Return Fund Inc.
April 9, 2024

IMPORTANT:

Shareholders are cordially invited to attend the Annual Meeting (virtually). In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Annual Meeting (virtually). Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person (virtually) if you attend the Annual Meeting and elect to vote in person (virtually).

Instructions for signing proxy cards
The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds of validating your vote if you fail to sign your proxy card(s) properly.
1.
Individual accounts:   Sign your name exactly as it appears in the registration on the proxy card.

2.
Joint accounts:   Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.
All other accounts:   The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

	Registrations	Valid Signature
Corporate Accounts	(1) ABC Corp	(1) ABC Corp
	(2) ABC Corp	(2) John Doe, Treasurer
	(3) ABC Corp. c/o John Doe, Treasurer	(3) John Doe
	(4) ABC Corp. Profit Sharing Plan	(4) John Doe, Trustee
Partnership Accounts	(1) The XYZ partnership	(1) Jane B. Smith, Partner
	(2) Smith and Jones, limited partnership	(2) Jane B. Smith, General Partner
Trust Accounts	(1) ABC Trust	(1) John Doe, Trustee
	(2) Jane B. Doe, Trustee u/t/d 12/28/78	(2) Jane B. Doe
Custodial or Estate Accounts	(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	(1) John B. Smith
	(2) Estate of John B. Smith	(2) John B. Smith, Jr., Executor

Instruction/Q&A Section
Q:
How can I attend the Annual Meeting?

A:
The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder of a Fund as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MSJQNWR. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 3:30 p.m. Eastern Time. We encourage you to access the meeting room virtually prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined in this proxy statement.
Q:
How do I register to attend the Annual Meeting virtually on the Internet?

A:
If you are a registered shareholder, you do not need to register to attend the Annual Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare at the email address below. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on May 29, 2024.
You will receive a confirmation of your registration by email after we receive your legal proxy.
Requests for registration should be directed to us by emailing an image of your legal proxy, to shareholdermeetings@computershare.com.

Q:
What if I have trouble accessing the Annual Meeting virtually?

A:
The virtual meeting platform is fully supported across MS Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting room virtually prior to the start time. A link on the virtual meeting room page will provide further assistance should you need it or you may call 1-888-724-2416 or 1-781-575-2748.

PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
JUNE 3, 2024

This Proxy Statement is furnished in connection with the solicitation by each Board of Trustees (the “Board”, or the “Trustees”) of Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus Convertible & Income 2024 Target Term Fund (“CBH”), Virtus Convertible & Income Fund (“NCV”), Virtus Convertible & Income Fund II (“NCZ”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”) and Virtus Equity & Convertible Income Fund (“NIE”), each a Massachusetts business trust, Virtus Global Multi-Sector Income Fund (“VGI”), a Delaware statutory trust, Virtus Stone Harbor Emerging Markets Income Fund (“EDF”), a Massachusetts business trust, and Virtus Total Return Fund Inc. (“ZTR”), a Maryland corporation (each of AIO, CBH, NCV, NCZ, ACV, NFJ, NIE, VGI, EDF and ZTR, a “Fund” and together, the “Funds”), of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) on June 3, 2024 at 3:30 p.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only and will be conducted exclusively by webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and entering the control number found in the shaded box of your proxy card. You will not be able to attend the meeting physically.
This document gives you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting, and the proxy card are first being mailed to shareholders on or about April 12, 2024.
Summary of Proposals to be Voted Upon
Proposal		Shareholders Entitled to Vote
1a	Elect Donald C. Burke as a Class II trustee of AIO	AIO shareholders
1b	Elect F. Ford Drummond as a Class II trustee of AIO	AIO shareholders
1c	Elect Connie D. McDaniel as a Class II trustee of AIO	AIO shareholders
1d	Elect Philip R. McLoughlin as a Class II trustee of AIO	AIO shareholders
2a	Elect Connie D. McDaniel as a Class I trustee of CBH	CBH shareholders
2b	Elect Philip R. McLoughlin as a Class I trustee of CBH	CBH shareholders
2c	Elect R. Keith Walton as a Class II trustee of CBH	CBH shareholders
2d	Elect Brian T. Zino as a Class I trustee of CBH	CBH shareholders

Proposal		Shareholders Entitled to Vote
3a	Elect Deborah A. DeCotis as a Class III trustee of NCV	NCV shareholders
3b	Elect F. Ford Drummond as a Class III trustee of NCV	NCV shareholders of preferred shares
3c	Elect Connie D. McDaniel as a Class I trustee of NCV	NCV shareholders
3d	Elect Brian T. Zino as a Class III trustee of NCV	NCV shareholders
4a	Elect F. Ford Drummond as a Class III trustee of NCZ	NCZ shareholders of preferred shares
4b	Elect Connie D. McDaniel as a Class III trustee of NCZ	NCZ shareholders
4c	Elect Geraldine M. McNamara as a Class III trustee of NCZ	NCZ shareholders
4d	Elect R. Keith Walton as a Class III trustee of NCZ	NCZ shareholders
5a	Elect Sarah E. Cogan as a Class III trustee of ACV	ACV shareholders of preferred shares
5b	Elect Deborah A. DeCotis as a Class III trustee of ACV	ACV shareholders
5c	Elect Connie D. McDaniel as a Class I trustee of ACV	ACV shareholders
5d	Elect Philip R. McLoughlin as a Class III trustee of ACV	ACV shareholders
6a	Elect Donald C. Burke as a Class II trustee of NFJ	NFJ shareholders
6b	Elect Connie D. McDaniel as a Class I trustee of NFJ	NFJ shareholders
6c	Elect Geraldine M. McNamara as a Class I trustee of NFJ	NFJ shareholders
6d	Elect Brian T. Zino as a Class I trustee of NFJ	NFJ shareholders
7a	Elect Donald C. Burke as a Class II trustee of NIE	NIE shareholders
7b	Elect F. Ford Drummond as a Class II trustee of NIE	NIE shareholders
7c	Elect Connie D. McDaniel as a Class II trustee of NIE	NIE shareholders
7d	Elect Philip R. McLoughlin as a Class II trustee of NIE	NIE shareholders
8a	Elect George R. Aylward as a Class III trustee of VGI	VGI shareholders
8b	Elect F. Ford Drummond as a Class III trustee of VGI	VGI shareholders
8c	Elect Connie D. McDaniel as a Class III trustee of VGI	VGI shareholders
8d	Elect Philip R. McLoughlin as a Class III trustee of VGI	VGI shareholders
9a	Elect George R. Aylward as a Class I trustee of EDF	EDF shareholders
9b	Elect Deborah A. DeCotis as a Class I trustee of EDF	EDF shareholders
9c	Elect John R. Mallin as a Class I trustee of EDF	EDF shareholders
9d	Elect R. Keith Walton as a Class I trustee of EDF	EDF shareholders
10a	Elect Donald C. Burke as a Class I director of ZTR	ZTR shareholders
10b	Elect Sarah E. Cogan as a Class I director of ZTR	ZTR shareholders
10c	Elect Deborah A. DeCotis as a Class I director of ZTR	ZTR shareholders

Proposal		Shareholders Entitled to Vote
10d	Elect Sidney E. Harris as a Class I director of ZTR	ZTR shareholders
11	Transact such additional business as properly comes before the Annual Meeting	AIO, CBH, NCV, NCZ, ACV, NFJ, NIE, VGI, EDF and/or ZTR shareholders
The Annual Meeting is scheduled as a joint meeting of the respective shareholders of the Funds, which consist of holders of common shares (“Common Shares”) of each Fund (the “Common Shareholders”) and holders of preferred shares (“Preferred Shares” and, together with the Common Shares, “Shares”) of NCV, NCZ and ACV (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”), because all ten such funds are in the same family of funds and the Shareholders of each such Fund are expected to consider and vote on similar matters. Shareholders of each such Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the Shareholders of one such Fund will not affect the outcome of the proposals of the other Funds. The Board has determined that the use of a joint proxy statement for the Annual Meeting is in the best interest of the shareholders of each Fund.
All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each respective Fund’s Shares will be voted “FOR” Proposals 1a through 10d, as appropriate. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Annual Meeting. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person (virtually), or by written notice to the Secretary of the Funds (addressed in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668). However, virtual attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.
Only shareholders or their duly appointed proxy holders can attend (virtually) the Annual Meeting and any adjournment or postponement thereof. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and entering the control number found in the shaded box of your proxy card.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on May 29, 2024.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.
The online meeting will begin promptly at 3:30 p.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof has been fixed at the close of business on April 3, 2024 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Share (or fractional vote for each fractional Share) registered in his or her name, with no cumulative voting rights in the election of Trustees, except as otherwise described in the following paragraph.
At the Annual Meeting, the election of certain Trustees (the “Preferred Shares Trustees”) of NCV, NCZ and ACV will be voted on exclusively by the applicable Fund’s Preferred Shareholders. For NCV and NCZ, with regard to any matter where holders of Preferred Shares are entitled to vote as a class separate from holders of Common Shares, including the election of Preferred Shares Trustees, each Preferred Share will entitle its holder to one vote for every $25.00 in liquidation preference represented by such Preferred Share (and any fraction of $25.00 shall be entitled to a proportionate fractional vote). For ACV, Preferred Shares will entitle their holders to one vote per share in the election of the Preferred Shares Trustees. On each other proposal to be brought before the Annual Meeting (including the election of the nominees other than the Preferred Shares Trustees by all Shareholders), the Preferred Shareholders of each of NCV, NCZ and ACV will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. As of the Record Date, NCV and NCZ each had outstanding series of cumulative preferred shares (“Cumulative Preferred Shares”) and mandatory redeemable preferred shares (“MRP Shares”), each with liquidation preference of $25.00 per share, and ACV had outstanding series of MRP Shares with liquidation preference of $25.00 per share.
The following table sets forth the number of Common Shares and Preferred Shares issued and outstanding of each Fund as of the close of business on the Record Date.

	Outstanding Common Shares	Outstanding Preferred Shares
AIO	34,340,972.000	N/A
CBH	18,263,597.000	N/A
NCV	90,373,569.000	6,640,000.000(1)
NCZ	76,115,749.000	5,240,000.000(2)
ACV	10,370,564.000	1,200,000.000(3)
NFJ	94,801,581.000	N/A
NIE	27,708,965.000	N/A
VGI	11,313,093.602	N/A
EDF	29,028,048.000	N/A
ZTR	68,578,328.000	N/A

(1)
Includes 4,000,000 Cumulative Preferred Shares and 2,640,000 MRP Shares. The NCV MRP Shares total is a combination of Series A and B.

(2)
Includes 4,360,000 Cumulative Preferred Shares and 880,000 MRP Shares.

(3)
Includes 1,200,000 MRP Shares.

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 3, 2024:
The Proxy Statement for the Annual Meeting is also available at https://www.proxy-direct.com/vir-33850. Each Fund will furnish, without charge, a copy of its respective annual report for the fiscal year ended November 30, 2023 (VGI, EDF and ZTR) or January 31, 2024 (AIO, CBH, NCV, NCZ, ACV, NFJ and NIE), to any Fund shareholder upon request. To request a copy, please call 1-866-270-7788 or write to the Funds’ Secretary in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668.
1. ELECTION OF TRUSTEES
Background
The Board is responsible for the general oversight of each Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the management of each Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Trustees of each Fund are divided into three classes, and are elected to serve three-year staggered terms. Each year, the term of office of one class of Trustees expires.

Effect of the Approval of Proposals 1a Through 10d
If each of Proposals 1a through 10d is approved, the respective Trustee nominee (each a “Trustee Nominee” and together, the “Trustee Nominees”) would be elected as a Trustee effective as of the Annual Meeting. Each would begin to serve or continue to serve on the Board as the respective Class I, Class II or Class III Trustee, as applicable, for an additional term of one to three years, depending upon the expiration date of the term of the respective class, and until his or her successor has been duly elected and qualified.
Election of AIO Trustees (Proposals 1a Through 1d)
At the meeting, holders of AIO Common Shares are entitled to elect four trustees for a term ending in 2027, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of AIO Common Shares is necessary to elect those trustees, provided a quorum is present.
Election of CBH Trustees (Proposals 2a Through 2d)
At the meeting, holders of CBH Common Shares are entitled to elect one trustee for a term ending in 2025 and three trustees for a term ending in 2027, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of CBH Common Shares is necessary to elect those trustees, provided a quorum is present.
Election of NCV Trustees (Proposals 3a Through 3d)
At the meeting, holders of NCV Common and Preferred Shares, voting as a single class, are entitled to elect one trustee for a term ending in 2025 and two trustees for a term ending in 2027, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. The holders of NCV Preferred Shares, voting as a separate class, are entitled to elect one additional trustee for a term ending in 2027 to serve until the annual meeting of shareholders in that year and until his or her respective successor is duly elected and qualified. A plurality of votes cast at the meeting by the holders of NCV Common Shares and Preferred Shares is necessary to elect those trustees, provided a quorum is present.
Election of NCZ Trustees (Proposals 4a Through 4d)
At the meeting, holders of NCZ Common and Preferred Shares, voting as a single class, are entitled to elect three trustees for a term ending in 2027, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. The holders of NCZ Preferred Shares, voting as a separate class, are entitled to elect one additional trustee for a term ending in 2027 to serve until the annual meeting of shareholders in that year and until his or her respective successor is duly elected and qualified. A plurality of votes cast at the meeting by the holders of NCZ Common Shares and Preferred Shares is necessary to elect those trustees, provided a quorum is present.
Election of ACV Trustees (Proposals 5a Through 5d)
At the meeting, holders of ACV Common and Preferred Shares, voting as a single class, are entitled to elect one trustee for a term ending in 2025 and two trustees for a term ending in 2027, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. The holders of ACV Preferred Shares, voting as a separate class, are entitled to elect one additional trustee for a term ending in 2027 to serve until the annual meeting of shareholders in that year and until his or her respective successor is duly elected and qualified. A plurality of votes cast at the meeting by the holders of ACV Common Shares and Preferred Shares is necessary to elect those trustees, provided a quorum is present.
Election of NFJ Trustees (Proposals 6a Through 6d)
At the meeting, holders of NFJ Common Shares are entitled to elect one trustee for a term ending in 2025 and three trustees for a term ending in 2027, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of NFJ Common Shares is necessary to elect those trustees, provided a quorum is present.
Election of NIE Trustees (Proposals 7a Through 7d)
At the meeting, holders of NIE Common Shares are entitled to elect four trustees for a term ending in 2027, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of NIE Common Shares is necessary to elect those trustees, provided a quorum is present.
Election of VGI Trustees (Proposals 8a Through 8d)
At the meeting, holders of VGI Common Shares are entitled to elect four trustees for a term ending in 2027, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A majority of votes cast at the meeting by the holders of VGI Common Shares is necessary to elect those trustees, provided a quorum is present.

Election of EDF Trustees (Proposals 9a Through 9d)
At the meeting, holders of EDF Common Shares are entitled to elect four trustees for a term ending in 2027, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of EDF Common Shares is necessary to elect those trustees, provided a quorum is present.
Election of ZTR Directors (Proposals 10a Through 10d)
At the meeting, holders of ZTR Common Shares are entitled to elect four directors for a term ending in 2027, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of ZTR Common Shares is necessary to elect those directors, provided a quorum is present.
ADDITIONAL INFORMATION ABOUT PROPOSALS 1a THROUGH 10d
The holders of each of NCV’s, NCZ’s and ACV’s Preferred Shares will have the right to vote exclusively as a separate class with respect to Proposals 3b, 4a and 5a, as applicable. The holders of each of NCV’s, NCZ’s and ACV’s Preferred Shares will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class with respect to Proposals 3a, 3c, 3d, 4b through 4d and 5b through 5d, as applicable. The holders of each of AIO’s, CBH’s, NFJ’s, NIE’s, VGI’s, EDF’s and ZTR’s Shares will have equal voting rights (i.e., one vote per Share) and will vote together as a single class with respect to Proposals 1a through 2d and 6a through 10d, as applicable.
Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Trustee Nominee described in Proposals 1a through 10d.
Background and additional information concerning the current Trustees and the Trustee nominees is set forth in the tables that follow. The “Interested” Trustee is indicated by an asterisk (*). Independent Trustees are those who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of (i) the applicable Fund, (ii) the Fund’s applicable investment adviser (Virtus Investment Advisers, Inc. or Virtus Alternative Investment Advisers, Inc., each an “Adviser” and together the “Advisers”) or applicable subadviser(s) (Newfleet Asset Management (“Newfleet”) or Stone Harbor Investment Partners (“Stone Harbor”), each an operating division of Virtus Fixed Income Advisers, LLC (“VFIA”), Duff & Phelps Investment Management Co. (“Duff & Phelps”), NFJ Investment Group, LLC

(“NFJ Group”) and/or Voya Investment Management Co. LLC (“Voya”), each a “Subadviser” and together the “Subadvisers”), or (iii) a principal underwriter of the Fund, and who satisfy the requirements contained in the definition of “independent” as defined in the 1940 Act (the “Independent Trustees”).
INFORMATION ABOUT THE TRUSTEE NOMINEES, CONTINUING TRUSTEES,
AND ADVISORY BOARD MEMBERS
Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Independent Trustees and Advisory Board Members(4)
Burke, Donald C. YOB: 1960 Portfolios Overseen: 94
Class II Trustee of AIO since 2023, nominee for term expiring 2027
Class II Trustee of NFJ since 2023, nominee for term expiring 2025
Class II Trustee of NIE since 2023, nominee for term expiring 2027
Class II Trustee of VGI since 2020, term expires at the 2026 Annual Meeting
Class II Trustee of EDF since 2022, term expires at the 2025 Annual Meeting
Class I Director of ZTR since 2020, nominee for term expiring 2027
Advisory Board Member of CBH, NCV, NCZ and ACV since 2023
		Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since May 2023) and Advisory Board Member (May 2023), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since May 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II and Virtus Diversified Income & Convertible Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (45 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Portfolios Overseen: 91
Class III Trustee of AIO since 2019, term expires at the 2025 Annual Meeting
Class III Trustee of CBH since 2019, term expires at the 2026 Annual Meeting
Class II Trustee of NCV since 2019, term expires
		Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (45 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years

at the 2026 Annual Meeting
Class I Trustee of NCZ since 2019, term expires at the 2025 Annual Meeting
Class III Trustee of ACV since 2019, nominee for term expiring 2027(5)
Class III Trustee of NFJ since 2019, term expires at the 2026 Annual Meeting
Class III Trustee of NIE since 2019, term expires at the 2025 Annual Meeting
Class II Trustee of VGI since 2021, term expires at the 2026 Annual Meeting
Class II Trustee of EDF since 2022, term expires at the 2025 Annual Meeting
Class I Director of ZTR since 2021, nominee for term expiring 2027
		Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios) and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (since 2019), PIMCO Closed-End Funds(6) (30 portfolios).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
DeCotis, Deborah A. YOB: 1952 Portfolios Overseen: 91
Class III Trustee of AIO since 2019, term expires at the 2025 Annual Meeting
Class III Trustee of CBH since 2017, term expires at the 2026 Annual Meeting
Class III Trustee of NCV since 2011, nominee for term expiring 2027
Class II Trustee of NCZ since 2011, term expires at the 2026 Annual Meeting
Class III Trustee of ACV since 2015, nominee for term expiring 2027
Class II Trustee of NFJ since 2011, term expires at the 2025 Annual Meeting
Class III Trustee of NIE since 2011, term expires at the 2025 Annual Meeting
Class I Trustee of VGI since 2021, term expires at the 2025 Annual Meeting
Class I Trustee of EDF since 2022, nominee for term expiring 2027
Class I Director of ZTR since 2021, nominee for term expiring 2027
		Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (45 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
portfolios); Trustee (since 2011), Virtus Strategy Trust (7 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (since 2011), PIMCO Closed-End Funds(6) (30 portfolios).
Drummond, F. Ford YOB: 1962 Portfolios Overseen: 91
Class II Trustee of AIO since 2019, nominee for term expiring 2027
Class II Trustee of CBH since 2017, term expires at the 2025 Annual Meeting
Class III Trustee of NCV since 2015, nominee for term expiring 2027(5)
Class III Trustee of NCZ since 2015, nominee for term expiring 2027(5)
Class II Trustee of ACV since 2015, term expires at the 2026 Annual Meeting
Class III Trustee of NFJ since 2015, term expires at the 2026 Annual Meeting
Class II Trustee of NIE since 2015, nominee for term expiring 2027
Class III Trustee of VGI
		President (since 1998), F.G. Drummond Ranches, Inc. Formerly, Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	President Elect (since 2023), Oklahoma Cattlemen’s Association; Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (45 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
	since 2021, nominee for term expiring 2027 Class III Trustee of EDF since 2022, term expires at the 2026 Annual Meeting Class II Director of ZTR since 2021, term expires at the 2025 Annual Meeting		(since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021),Virtus Total Return Fund Inc.; Chairman, Oklahoma Nature Conservancy (2019 to 2020); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Director (since 2015), Texas and Southwestern Cattle Raisers Association; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (7 portfolios); Trustee (since 2014), Frank Phillips Foundation; Trustee (since 2008), Oklahoma Nature Conservancy; Director (since 2011), Bancfirst Corporation; Trustee (since 2006), Virtus Investment Trust (13 portfolios); and Board Member (2006 to 2020), Oklahoma Water Resources Board.
Harris, Sidney E. YOB: 1949	Class II Trustee of VGI since 2020, term expires	Private Investor (since 2021); Dean	Trustee (since 2022), Virtus Stone Harbor Emerging

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Portfolios Overseen: 84	at the 2026 Annual Meeting Class III Trustee of EDF since 2022, term expires at the 2026 Annual Meeting Class I Director of ZTR since 2020, nominee for term expiring 2027	Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (45 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Portfolios Overseen: 84
Class II Trustee of VGI since 2020, term expires at the 2026 Annual Meeting
Class I Trustee of EDF since 2022, nominee for term expiring 2027
Class II Director of ZTR since 2020, term expires at the 2025 Annual Meeting
		Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (2014 to 2022), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (45 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Portfolios Overseen: 91
Class II Trustee of AIO since 2023, nominee for term expiring 2027
Class I Trustee of CBH since 2023, nominee for term expiring 2027
Class I Trustee of NCV since 2023, nominee for term expiring 2025
Class I Trustee of NCZ since 2023, term expires at the 2024 Annual Meeting; nominee for Class III Trustee of NCZ for term expiring 2027
Class I Trustee of ACV since 2023, nominee for term expiring 2025
Class I Trustee of NFJ since 2023, nominee for term expiring 2027
Class II Trustee of NIE since 2023, nominee for term expiring 2027
Class III Trustee of VGI since 2020, nominee for term expiring 2027
Class II Trustee of EDF since 2022, term expires at the 2025 Annual Meeting
Class III Director of ZTR since 2020, term expires at the 2026 Annual Meeting
		Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Vice Chair (since 2024), Trustee (since May 2023) and Advisory Board Member (May 2023), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Vice Chair (since 2024) and Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Vice Chair (since 2024) and Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice Chair (since 2024) and Director (since

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
2020), Virtus Total Return Fund Inc.; Vice Chair (since 2024) and Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Vice Chair (since 2024) and Trustee (since 2017), Virtus Mutual Fund Family (45 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (2011 to 2022) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip R. YOB: 1946 Portfolios Overseen: 94
Class II Trustee of AIO since 2021, nominee for term expiring 2027
Class I Trustee of CBH since 2022, nominee for term expiring 2027
Class I Trustee of NCV since 2022, term expires at the 2025 Annual Meeting
		Private investor since 2010.	Trustee and Chairman (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee and Chairman (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee and Chairman (since 2021), The Merger Fund®, The Merger

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years

Class I Trustee of NCZ from February 2021 to July 2022, Class III Trustee of NCZ from July 2022 to May 2023, Class II Trustee of NCZ since May 2023, term expires at the 2026 Annual Meeting
Class III Trustee of ACV since 2021, nominee for term expiring 2027
Class II Trustee of NFJ since 2021, term expires at the 2025 Annual Meeting
Class II Trustee of NIE since 2021, nominee for term expiring 2027
Class III Trustee of VGI since 2011, nominee for term expiring 2027
Class III Trustee of EDF since 2022, term expires at the 2026 Annual Meeting
Class II Director of ZTR since 2016, term expires at the 2025 Annual Meeting
Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Chairman (since 2023) and Trustee (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Chairman (since 2023), Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011),

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (45 portfolios).
McNamara, Geraldine M. YOB: 1951 Portfolios Overseen: 94
Class I Trustee of AIO since 2023, term expires at the 2026 Annual Meeting
Class I Trustee of NCV since 2023, term expires at the 2025 Annual Meeting
Class III Trustee of NCZ since 2023, nominee for term expiring 2027
Class I Trustee of ACV since 2023, term expires at the 2025 Annual Meeting
Class I Trustee of NFJ since 2023, nominee for term expiring 2027
Class I Trustee of NIE since 2023, term expires
		Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since May 2023) and Advisory Board Member (January 2023 to May 2023), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years

at the 2026 Annual Meeting
Class I Trustee of VGI since 2020, term expires at the 2025 Annual Meeting
Class III Trustee of EDF since 2022, term expires at the 2026 Annual Meeting
Class III Director of ZTR since 2020, term expires at the 2026 Annual Meeting
Advisory Board Member of CBH since 2023
Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (45 portfolios).
Walton, R. Keith YOB: 1964 Portfolios Overseen: 91	Class I Trustee of AIO since 2022, term expires at the 2026 Annual Meeting Class II Trustee of CBH since 2023, nominee for term expiring 2025	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (2020 to 2021), Plexo Capital, LLC;	Trustee (since September 2023) and Advisory Board Member (2022 to September 2023), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since May 2023)

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years

Class II Trustee of NCV since 2022, term expires at the 2026 Annual Meeting
Class III Trustee of NCZ since 2023, nominee for term expiring 2027
Class II Trustee of ACV since 2022, term expires at the 2026 Annual Meeting
Class III Trustee of NFJ since 2023, term expires at the 2026 Annual Meeting
Class I Trustee of NIE since 2022, term expires at the 2026 Annual Meeting
Class I Trustee of VGI since 2020, term expires at the 2025 Annual Meeting
Class I Trustee of EDF since 2022, nominee for term expiring 2027
Class III Director of ZTR since 2020, term expires at the 2026 Annual Meeting
		Venture Partner (2019 to 2021) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	and Advisory Board Member (2022 to May 2023), Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since July 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (4 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (45 portfolios); Director (since 2017), certain funds

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
advised by Bessemer Investment Management LLC (9 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Portfolios Overseen: 91
Class I Trustee of AIO since 2022, term expires at the 2026 Annual Meeting
Class I Trustee of CBH since 2022, nominee for term expiring 2027
Class III Trustee of NCV since 2022, nominee for term expiring 2027
Class I Trustee of NCZ since 2022, term expires at the 2025 Annual Meeting
Class I Trustee of ACV since 2022, term expires at the 2025 Annual Meeting
		Retired. Various roles at J. & W. Seligman & Co. Incorporated (1982 to 2009), including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years

Class I Trustee of NFJ since 2022, nominee for term expiring 2027
Class I Trustee of NIE since 2022, term expires at the 2026 Annual Meeting
Class I Trustee of VGI since 2020, term expires at the 2025 Annual Meeting
Class II Trustee of EDF since 2022, term expires at the 2025 Annual Meeting
Class III Director of ZTR since 2020, term expires at the 2026 Annual Meeting
Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (4 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (45 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Interested Trustee
Aylward, George R.* YOB: 1964 Portfolios Overseen: 98
Class III Trustee of AIO since 2021, term expires at the 2025 Annual Meeting
Class III Trustee of CBH since 2021, term expires at the 2026 Annual Meeting
Class II Trustee of NCV since 2021, term expires at the 2026 Annual Meeting
Class II Trustee of NCZ since 2021, term expires at the 2026 Annual Meeting
Class II Trustee of ACV since 2021, term expires at the 2026 Annual Meeting
Class II Trustee of NFJ since 2021, term expires at the 2025 Annual Meeting
Class III Trustee of NIE since 2021, term expires at the 2025 Annual Meeting
Class III Trustee of VGI since 2011, nominee for term expiring 2027
Class I Trustee of EDF since 2022, nominee for term expiring 2027
Class II Director of ZTR since 2006, term expires at the 2025 Annual Meeting
		Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	Director (since 2023), Stone Harbor Investment Funds plc (21 sub-funds), Stone Harbor Global Funds plc (27 sub-funds) and Virtus Global Funds ICAV (5 portfolios); Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee, President and Chief Executive Officer (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund,

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (7 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, plc (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (45 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.

*
Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Advisers, Newfleet, Stone Harbor, Duff & Phelps and NFJ Group, and various positions with its affiliates.

(1)
The business address of each current Trustee and Advisory Board Member is c/o the Fund, 101 Munson Street, Suite 104, Greenfield, MA 01301.

(2)
The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which an Adviser or an affiliate of an Adviser, including Newfleet, Stone Harbor, Duff & Phelps and NFJ Group, serves as investment adviser.

(3)
Each Trustee currently serves a one to three-year term concurrent with the class of Trustees for which he or she serves.

(4)
The Advisory Board Members are not voting members of a Fund’s Board of Trustees and each provides advice to the Board, as requested. Mr. Burke was appointed as an Advisory Board Member of CBH, NCV, NCZ and ACV effective May 1, 2023. Ms. McNamara was appointed as an Advisory Board Member of CBH effective January 1, 2023.

(5)
Trustee election to be voted on exclusively by the Fund’s Preferred Shareholders.

(6)
PIMCO Closed-End Funds are not part of the Fund Complex: PCM Fund, Inc.; PIMCO Access Income Fund; PIMCO California Flexible Municipal Income Fund; PIMCO California Municipal Income Fund; PIMCO California Municipal Income Fund II; PIMCO California Municipal Income Fund Ill; PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Dynamic Income Strategy Fund; PIMCO Flexible Credit Income Fund; PIMCO Flexible Emerging Markets Income Fund; PIMCO Flexible Municipal Income Fund; PIMCO Global StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Municipal Income Fund; PIMCO Municipal Income Fund II; PIMCO Municipal Income Fund III; PIMCO New York Municipal Income Fund; PIMCO New York Municipal Income Fund II; PIMCO New York Municipal Income Fund Ill; and PIMCO Strategic Income Fund, Inc.

Trustee and Trustee Nominee Qualifications
The Board has determined that each Trustee and Trustee Nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, (v) ability, judgment, personal attributes and expertise, and (vi) familiarity with the Fund or its service providers. In respect of each Trustee and Trustee Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund.
Following is a summary of various qualifications, experiences and skills of each Trustee and Trustee Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of a Trustee and Trustee Nominee do not constitute the holding out of any Trustee or Trustee Nominee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission (“SEC”).
George R. Aylward.   In addition to his positions with each Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Advisers. He also holds various executive positions with the Advisers, Newfleet, Stone Harbor, Duff & Phelps and NFJ Group, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of open-end and closed-end funds managed by the Advisers and their affiliates.
Donald C. Burke.   Mr. Burke has extensive financial and business experience in the investment management industry. He was employed by BlackRock, Inc. (2006 to 2009) and Merrill Lynch Investment Managers (1990 to 2006) where he held a number of roles, including Managing Director and President and Chief Executive Officer of the BlackRock U.S. mutual funds. In this role, Mr. Burke was responsible for the accounting, tax and regulatory reporting requirements for over 300 open- and closed-end funds. He also served as a trustee for numerous global funds that were advised by BlackRock,

Inc. Mr. Burke currently serves as a director and Audit Committee Chairman of Avista Corp., a public company involved in the production, transmission and distribution of energy. Mr. Burke started his career at Deloitte & Touche (formerly Deloitte Haskins & Sells) and is a certified public accountant. He has also served on a number of nonprofit boards. He is also a director/trustee of open-end and closed-end funds managed by the Advisers and their affiliates.
Sarah E. Cogan.   Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her prior experience as counsel to the Independent Trustees of AIO, CBH, NCV, NCZ, ACV, NIE, NFJ and the series of the Trusts now known as Virtus Investment Trust and Virtus Strategy Trust and as counsel to other independent trustees, investment companies and asset management firms. Ms. Cogan is also a director/trustee of open-end and closed-end funds managed by the Advisers and their affiliates and closed-end funds managed by PIMCO.
Deborah A. DeCotis.   Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Armor Holdings and The Helena Rubinstein Foundation, Stanford Graduate School of Business. Ms. DeCotis is also a director/trustee of open-end and closed-end funds managed by the Advisers and their affiliates and closed-end funds managed by PIMCO.
F. Ford Drummond.   Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a health benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also previously served as a member and chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state, and serves on the Board of Trustees of the Frank Philips Foundation (since 2014). Mr. Drummond is also a director/trustee of open-end and closed-end funds managed by the Advisers and their affiliates.
Sidney E. Harris.   Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Dr. Harris is Dean Emeritus and, until recently, was a Professor at the J. Mack Robinson College of Business at Georgia State University. He was affiliated with the J. Mack Robinson College of Business from 1997 to 2021, including serving as Professor (2015 to 2021 and 1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris previously served as a Director of Total System Services, Inc. (1999 to 2019). He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (“IUGB”) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019). He is also a director/trustee of open-end and closed-end funds managed by the Advisers and their affiliates.
John R. Mallin.   Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a director/trustee of open-end and closed-end funds managed by the Advisers and their affiliates.
Connie D. McDaniel.   Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert

(2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019). She currently serves as a Director of Global Payments Inc. (since 2019) and as a Director of North Florida Land Trust (since 2021). Ms. McDaniel served as Chair of the Georgia State University Robinson College of Business Board of Advisors (2014 to 2016) and served as a member of the Georgia State University Robinson College of Business Board of Advisors (2011 to 2022). She is also a director/trustee of open-end and closed-end funds managed by the Advisers and their affiliates.
Philip R. McLoughlin.   Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002. He is also a director/trustee of open-end and closed-end funds managed by the Advisers and their affiliates, including serving as the chair of the board of many such funds.
Geraldine M. McNamara.   Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a director/trustee of open-end and closed-end funds managed by the Advisers and their affiliates.
R. Keith Walton.   Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a

Director of BlueCrest Capital Management Funds (2006 to 2017). He is also the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006) and Senior Adviser at Brightwood Capital, LLC (since 2022). He served as the Managing Director at Lafayette Square Holding Company LLC (2020 to 2021). Mr. Walton is also a director/trustee of open-end and closed-end funds managed by the Advisers and their affiliates and certain funds advised by Bessemer Investment Management LLC.
Brian T. Zino.   Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing closed-end investment companies, a family of mutual funds, and institutional accounts and operating a trust company (1982 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008). Mr. Zino is also a director/trustee of open-end and closed-end funds managed by the Advisers and their affiliates.
Required Vote
The election of four Trustee Nominees to the Board of AIO requires a plurality of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of four Trustee Nominees to the Board of CBH requires a plurality of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of four Trustee Nominees to the Board of NCV requires a plurality of the votes cast on the matter by the Common Shareholders and Preferred Shareholders (voting together as a single class) of that Fund at the Annual Meeting, provided a quorum is present. The election of one Trustee Nominee (F. Ford Drummond) to the Board of NCV requires a plurality of the votes cast on the matter by the Preferred Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of four Trustee Nominees to the Board of NCZ requires a plurality of the votes cast on the matter by the Common Shareholders and Preferred Shareholders (voting together as a single class) of that Fund at the Annual Meeting, provided a quorum is present. The election of one Trustee

Nominee (F. Ford Drummond) to the Board of NCZ requires a plurality of the votes cast on the matter by the Preferred Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of four Trustee Nominees to the Board of ACV requires a plurality of the votes cast on the matter by the Common Shareholders and Preferred Shareholders (voting together as a single class) of that Fund at the Annual Meeting, provided a quorum is present. The election of one Trustee Nominee (Sarah E. Cogan) to the Board of ACV requires a plurality of the votes cast on the matter by the Preferred Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of four Trustee Nominees to the Board of NFJ requires a plurality of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of four Trustee Nominees to the Board of NIE requires a plurality of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of four Trustee Nominees to the Board of VGI requires a majority of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of four Trustee Nominees to the Board of EDF requires a plurality of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of four Director Nominees to the Board of ZTR requires a plurality of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Trustee Nominees are running unopposed, all Trustee Nominees of each Fund requiring a plurality vote are expected to be elected as Trustees, as all Trustee Nominees who receive votes in favor will be elected if a quorum is present, while votes not cast or votes to withhold will have no effect on the election outcome.
THE FUNDS’ BOARDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR”
THE ELECTION OF EACH TRUSTEE NOMINEE IN PROPOSALS 1a THROUGH 10d.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation.

ADDITIONAL INFORMATION ABOUT TRUSTEES AND OFFICERS
Leadership Structure of the Board of Trustees
The primary responsibility of each Board is to represent the interests of the relevant Fund and to provide general oversight of the management of the Fund. Each Fund’s day-to-day operations are managed by its Adviser, its Subadviser(s), and other service providers who have been approved by the Board. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
In addition to five regularly scheduled meetings per year, each Board expects to hold special meetings in person, via videoconference or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, each Board has established standing committees to assist it in performing its oversight responsibilities, and each such committee has a chair. Each Board may also designate working groups or ad hoc committees as it deems appropriate.
The Trustees of the Funds believe that an effective board should have perspectives informed by a range of viewpoints, skills, expertise, experiences and backgrounds. The Trustees endorse a diverse, inclusive and equitable environment for the Board where all members are respected, valued and engaged. As a result, when identifying and recruiting new Trustees and considering Board composition, committee composition and leadership roles, the Governance and Nominating Committee shall consider, among other attributes, diversity of race, ethnicity, color, religion, national origin, age, gender, disability, sexuality, culture, thought and geography, as well as numerous other dimensions of human diversity.
Mr. McLoughlin serves as Chair of each Board. The Chair’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chair also presides at all meetings of the Board and between meetings generally acts as a liaison with the Funds’ service providers, officers, legal counsel and the other Trustees. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Charter and/or Bylaws, or as assigned by the Board, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
Each Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chair and Chief Executive Officer of the company that is now Virtus Investment Partners; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc., and (b) the passage of time.
Each Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, each Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in each Board’s view, crucial elements in its decision-making process. In addition, each Board believes that Mr. Aylward, who is currently the President of the Advisers, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Advisers who provide services to the Funds, provides each Board with the applicable Adviser’s perspective in managing and sponsoring other Virtus registered funds as well as the perspective of other service providers to the Funds. The leadership structure of each Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.
Board’s Role in Risk Oversight
As a registered investment company, each Fund is subject to a variety of risks, including investment risks, financial risks, valuation risks, operational risks, compliance risks, and legal and regulatory risks. As part of its overall activities, each Fund’s Board oversees the management of the Fund’s risk management structure by the Fund’s Adviser, Subadvisers, administrator, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. Each Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Funds’ service providers and officers. Each Fund’s Adviser, Subadviser(s), administrator, officers and/or legal counsel prepare regular reports to the Fund’s Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chair or a senior officer.
Each Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and representatives of the Subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.

Each Board receives regular written reports from the Funds’ Chief Financial Officer (“CFO”) that enable the Board to monitor the number of fair valued securities in each Fund’s portfolio; and Board members have the ability to discuss with the CFO the reasons for the fair valuation and the methodology used to arrive at the fair value. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.
Each Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Subadviser(s), and meets regularly with the Funds’ Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Advisers, provide the Board with reports on their examinations of functions and processes within the Advisers and the Subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Funds and approves such procedures as appropriate for certain of the Funds’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In connection with its annual review of each Fund’s advisory, subadvisory and administration agreements, the Board reviews information provided by the Adviser, the Subadviser(s) and administrator relating to their operational capabilities, financial conditions and resources, among other matters. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
Each Board recognizes that it is not possible to eliminate all of the risks applicable to a Fund. The Board periodically reviews the effectiveness of its oversight of the Fund and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role. The Board also receives regular reports regarding risk oversight including with respect to liquidity and derivatives in the Funds’ portfolios.
Committees of the Board
Each Board has established a number of standing committees to oversee particular aspects of each Fund’s management.
As of the date of this proxy statement, each Fund has five committees: the Audit Committee, the Compliance Committee, the Governance and Nominating Committee, the Executive Committee and the Contracts Committee. Prior to

May 1, 2023, the Board of each of AIO, CBH, NCV, NCZ, ACV, NFJ and NIE had five committees: the Audit Committee, the Compliance and Risk Oversight Committee, the Contracts Committee, the Governance and Nominating Committee, and the Performance Committee. Effective May 1, 2023, the Contracts Committee and Performance Committee were dissolved, the Executive Committee was established and the Compliance and Risk Oversight Committee was renamed the Compliance Committee. Between May 1, 2023 to November 15, 2023, the Board of each of AIO, CBH, NCV, NCZ, ACV, NFJ and NIE had four committees: the Audit Committee, the Compliance Committee, the Governance and Nominating Committee and the Executive Committee. Prior to November 15, 2023, the Board of each of VGI, EDF and ZTR had four committees: the Audit Committee, the Compliance Committee, the Governance and Nominating Committee and the Executive Committee. Effective November 15, 2023, a new Contracts Committee was established for each Fund.
Audit Committee.   Each Board has adopted a written charter for each Fund’s audit committee (the “Audit Committee”). The Audit Committee is responsible for overseeing each Fund’s accounting and auditing policies and practices. The Audit Committee reviews each Fund’s financial reporting procedures, system of internal control, the independent audit process, and each Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is currently composed entirely of Independent Trustees, who are also considered “independent” for purposes of the listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee’s current members are Donald C. Burke, Chair (all Funds other than CBH, NCV, NCZ and ACV); Deborah A. DeCotis; John R. Mallin (VGI, EDF and ZTR only); Connie D. McDaniel (CBH only); Geraldine M. McNamara (all Funds other than CBH); and Brian T. Zino, Chair (Member for all Funds; Chair for CBH, NCV, NCZ and ACV only). Mr. Burke also is an Advisory Member of the Audit Committee for CBH, NCV, NCZ and ACV and Ms. McNamara also is an Advisory Member of the Audit Committee for CBH. Ms. McDaniel is a Trustee of all the Funds. Each Board has determined that each of Donald C. Burke and Brian T. Zino possesses the technical attributes to qualify as an “audit committee financial expert,” and has designated each of them as an Audit Committee financial expert for each Fund, as applicable. Six meetings of the Audit Committees of AIO, CBH, NCV, NCZ, ACV, NFJ and NIE were held during the year ended January 31, 2024, and six meetings of the Audit Committees of VGI, EDF and ZTR were held during the year ended November 30, 2023.
In accordance with proxy rules promulgated by the SEC, the Fund’s Audit Committee charter is being filed as an exhibit to this Proxy Statement, and is available at: https://www.virtus.com/assets/files/491/vf-vcef-vcef-ii-audit-
committee-charter-2023-0830_final.pdf.

Compliance Committee.   Each Board has adopted a written charter for each Fund’s compliance committee (the “Compliance Committee”). The Compliance Committee is responsible for overseeing each Fund’s compliance matters. The Compliance Committee oversees and reviews (1) information provided by each Fund’s officers, including each Fund’s CCO, the Fund’s investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; (4) cybersecurity programs; and (5) distribution programs. The Compliance Committee is composed entirely of Independent Trustees, and its current members are: R. Keith Walton, Chair; Sarah E. Cogan; F. Ford Drummond; and Sidney E. Harris (VGI, EDF and ZTR only). Four meetings of the Compliance Committees of AIO, CBH, NCV, NCZ, ACV, NFJ and NIE were held during the year ended January 31, 2024, and four meetings of the Compliance Committees of VGI, EDF and ZTR were held during the year ended November 30, 2023.
Governance and Nominating Committee.   Each Board has adopted a written charter for each Fund’s governance and nominating committee (the “Governance and Nominating Committee”). The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees.
The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to each Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.
Each Board has adopted a policy for consideration of Trustee nominations recommended by shareholders. With regards to such policy, among other requirements, any shareholder group submitting a nomination must beneficially own, individually or in the aggregate, for at least two full years prior to the date of submitting the nomination, and through the date of the meeting at which such nomination is considered, 4% of the shares of a class of the Fund for which the Trustee nominee is submitted. Shareholder nominees for Trustee will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.

The Governance and Nominating Committee is currently composed entirely of Independent Trustees; its current members are Brian T. Zino, Chair; Sarah E. Cogan; F. Ford Drummond; Sidney E. Harris (VGI, EDF and ZTR only); and Philip R. McLoughlin. Five meetings of the Governance and Nominating Committees of AIO, CBH, NCV, NCZ, ACV, NFJ and NIE were held during the year ended January 31, 2024, and five meetings of the Governance and Nominating Committees of VGI, EDF and ZTR were held during the year ended November 30, 2023.
In accordance with proxy rules promulgated by the SEC, the Fund’s Governance and Nominating Committee charter is available at: https://www.virtus.com/assets/files/48y/vf-vcef-vcef-ii-gov-nom-comm-charter-
2023-0830_final.pdf.
Executive Committee.   The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Trustees, and its members are: Philip R. McLoughlin, Chair; Donald C. Burke (all Funds other than CBH, NCV, NCZ and ACV); Deborah A. DeCotis; Sidney E. Harris (VGI, EDF and ZTR only); Connie D. McDaniel; and Brian T. Zino. Mr. Burke also is an Advisory Member of the Executive Committee for CBH, NCV, NCZ and ACV. Three meetings of the Executive Committees of AIO, CBH, NCV, NCZ, ACV, NFJ and NIE were held during the year ended January 31, 2024, and four meetings of the Executive Committees of VGI, EDF and ZTR were held during the year ended November 30, 2023.
Contracts Committee.   Each Board has adopted a written charter for each Fund’s contracts committee (the “Contracts Committee”). The Contracts Committee is responsible for reviewing and considering the periodic renewal of the Funds’ investment advisory and administration. The Contracts Committee is composed entirely of Independent Trustees, and its current members are: Sarah E. Cogan, Chair; Donald C. Burke (all Funds other than CBH, NCV, NCZ and ACV); Deborah A. DeCotis; F. Ford Drummond; Sidney E. Harris (VGI, EDF and ZTR only); John R. Mallin (VGI, EDF and ZTR only); Connie D. McDaniel; Philip R. McLoughlin; Geraldine M. McNamara (all Funds other than CBH); R. Keith Walton; and Brian T. Zino. Mr. Burke also is an Advisory Member of the Contracts Committee for CBH, NCV, NCZ and ACV and Ms. McNamara also is an Advisory Member of the Contracts Committee for CBH. Prior to the dissolution of the former Contracts Committee of each of AIO, CBH, NCV, NCZ, ACV, NFJ and NIE on May 1, 2023, one meeting of the Contracts Committees of AIO, CBH, NCV, NCZ, ACV, NFJ and NIE was held during the year ended January 31, 2024. No meetings of the Contracts Committees of AIO, CBH, NCV, NCZ, ACV, NFJ and NIE, established on

November 15, 2023, were held during the year ended January 31, 2024, and no meetings of the Contracts Committees of VGI, EDF and ZTR were held during the year ended November 30, 2023.
Non-Trustee Officers of the Funds
The officers of the Funds are appointed by the Board. The officers receive no compensation from the Funds, but are also officers of Virtus or the Funds’ administrator, and receive compensation in such capacities. Information about George R. Aylward, the President of the Funds, can be found above within the description of the Trustees’ background.
Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021), AIO, CBH, NCV, NCZ, ACV, NFJ and NIE Senior Vice President (since 2017) and Vice President (2016 to 2017), VGI and ZTR Senior Vice President (since 2022), EDF	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972
Executive Vice President, Chief Financial Officer and Treasurer (since 2021), AIO, CBH, NCV, NCZ, ACV, NFJ and NIE
Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), VGI
Executive Vice President, Chief Financial Officer and Treasurer (since 2022), EDF
Executive Vice
Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2023), Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director (since 2019), Virtus Global Funds ICAV; Director (since 2013), Virtus Global Funds, plc; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.

Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), ZTR
Branigan, Timothy YOB: 1976
Vice President and Fund Chief Compliance Officer (since 2022), Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022), AIO, CBH, NCV, NCZ, ACV, NFJ, NIE, VGI and ZTR
Vice President and Fund Chief Compliance Officer (since 2022), Assistant Vice President and Deputy Fund Chief Compliance Officer (April to May 2022), EDF
Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973
Vice President (since 2021), Assistant Secretary (2021 to 2022) and Chief Legal Officer, Counsel and Secretary (since 2022), AIO, CBH, NCV, NCZ, ACV, NFJ and NIE
Vice President, Chief Legal Officer, Counsel and Secretary (since 2020), VGI and ZTR
Vice President, Chief Legal Officer, Counsel and Secretary (since 2022), EDF
Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Hackett, Amy YOB: 1968
Vice President and Assistant Treasurer (since 2021), AIO, CBH, NCV, NCZ, ACV, NFJ and NIE
Vice President (since 2013) and Assistant Treasurer (since 2011), VGI
Vice President and Assistant Treasurer (since 2022), EDF
Vice President (since 2013) and Assistant Treasurer (since 2012), ZTR
Vice President (since 2010) and Assistant Vice President (2007 to 2010), Fund Services, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Krishnan, Suneeta YOB: 1965
Vice President and Assistant Treasurer (since 2021), AIO, CBH, NCV, NCZ, ACV, NFJ and NIE
Vice President (since 2018) and Assistant Treasurer (since 2011), VGI
Vice President and Assistant Treasurer (since 2022), EDF
Vice President (since 2018) and Assistant Treasurer (since 2012), ZTR
Vice President (since 2017) and Assistant Treasurer (since 2007), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021), AIO, CBH, NCV, NCZ, ACV, NFJ, NIE, VGI and ZTR Assistant Vice President (since 2022), EDF	Vice President (since 2023), Tax Director (since 2020) and Assistant Vice President, Fund Administration (2020 to 2023), Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC

Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
(2007 to 2019).
Short, Julia R. YOB: 1972	Senior Vice President (since 2021), AIO, CBH, NCV, NCZ, ACV, NFJ and NIE Senior Vice President (since 2018), VGI and ZTR Senior Vice President (since 2022), EDF	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021), AIO, CBH, NCV, NCZ, ACV, NFJ, NIE, VGI and ZTR Executive Vice President (since 2022), EDF	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Thaker, Nikita K. YOB: 1978
Vice President, Controller and Assistant Treasurer (since 2021), AIO, CBH, NCV, NCZ, ACV, NFJ and NIE
Vice President and Controller (since 2021) and Assistant Treasurer (since 2017), VGI
Vice President, Controller and Assistant Treasurer (since 2022), EDF
Vice President and Controller (since 2021) and Assistant Treasurer (since 2013), ZTR
Vice President (since 2021) and Assistant Vice President (2016 to 2021), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2013) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and Section 30(h) of the 1940 Act require, among other persons, the officers and Trustees of the Funds, Advisers and certain affiliates of the Advisers (“Reporting Persons”) to file reports of ownership of the Funds’ securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Funds with copies of all Section 16(a) forms they file.
Delinquent Section 16(a) Reports
Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Funds and representations of certain Reporting Persons, each Fund believes that all required Section 16(a) ownership reports were filed during its most recent fiscal year, except that one Form 4 was filed late by W. Patrick Bradley. The late Form 4 related to the purchase of Common Shares of ZTR on September 1, 2023. A Form 4 for the foregoing transaction has since been filed with the SEC.
Information about each Fund’s Independent Registered Public Accountant
The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the NYSE vest the Audit Committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm. AIO’s, CBH’s, NCV’s, NCZ’s, ACV’s, NFJ’s and NIE’s financial statements for the year ended January 31, 2024, and VGI’s, EDF’s and ZTR’s financial statements for the year ended November 30, 2023, have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC has been selected to perform the audit of the financial statements of AIO, CBH, NCV, NCZ, ACV, NFJ and NIE for the year ending January 31, 2025, and of the financial statements of VGI, ZTR and EDF for the year ending November 30, 2024. Representatives of PwC are not expected to be present at the Annual Meeting.
Audit Committee Report — AIO, CBH, NCV, NCZ, ACV, NFJ and NIE
The Audit Committee oversees the Fund’s financial reporting process on behalf of the Board of Directors or Board of Trustees of each Fund and operates under a written charter adopted by the Board. The Committee meets with the Funds’ management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.
In connection with the audit of each Fund’s financial statements for the fiscal year ended January 31, 2024, the Audit Committee: (1) reviewed and discussed each Fund’s 2024 audited financial statements with Management, (2) discussed with the independent auditors the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Committee recommended to the Boards that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the fiscal year ended in 2024.
The Audit Committee
Donald C. Burke (Member and Chair of AIO, NFJ and NIE only)
Deborah A. DeCotis
Connie D. McDaniel (CBH only)
Geraldine M. McNamara (all Funds other than CBH)
Brian T. Zino (Chair of CBH, NCV, NCZ and ACV only)
Audit Committee Report — VGI, EDF and ZTR
The Audit Committee oversees the Fund’s financial reporting process on behalf of the Board of Directors or Board of Trustees of each Fund and operates under a written charter adopted by the Board. The Committee meets with the Funds’ management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.
In connection with the audit of each Fund’s financial statements for the fiscal year ended November 30, 2023, the Audit Committee: (1) reviewed and discussed each Fund’s 2023 audited financial statements with Management, (2) discussed with the independent auditors the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Committee recommended to the Boards that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the fiscal year ended in 2023.
The Audit Committee*
Donald C. Burke
Deborah A. DeCotis
John R. Mallin
Connie D. McDaniel (Chair)
Brian T. Zino

*
Effective February 27, 2024, Geraldine M. McNamara was appointed to the Audit Committee for each of VGI, EDF and ZTR. Effective March 1, 2024, Ms. McDaniel stepped down as a member and Chair of the Audit Committee for each of of VGI, EDF and ZTR and Mr. Burke was appointed Audit Committee Chair for each of VGI, EDF and ZTR.

The Audit Committee’s Pre-Approval Policies and Procedures
Each Board has adopted policies and procedures with regard to the pre-approval of services provided by the Fund’s independent auditors, as applicable. Audit, audit-related and tax compliance services provided to the Funds on an annual basis require specific pre-approval by each Audit Committee. Each Audit Committee must also approve other non-audit services provided to each of the Funds and those non-audit services provided to the Funds’ affiliated service providers that relate directly to the operations and financial reporting of the Funds. Certain of these non-audit services that the Board believes are (i) consistent with the SEC’s auditor independence rules and (ii) routine and recurring services that will not impair the independence of the independent auditors may be approved by a Board without consideration on a specific case-by-case basis.
During each of AIO’s, CBH’s, NCV’s, NCZ’s, ACV’s, NFJ’s and NIE’s fiscal year ended January 31, 2024 and each of VGI’s, EDF’s and ZTR’s fiscal year ended November 30, 2023, all audit, audit-related, tax and non-audit services provided by each Fund’s independent registered public accounting firm, as applicable, to the Fund’s Adviser, Newfleet, Stone Harbor, Duff & Phelps or NFJ Group, as applicable, or any entity controlling, controlled by, or under common control with the Fund’s Adviser or Newfleet, Stone Harbor, Duff & Phelps or NFJ Group, as applicable, were pre-approved by the Fund’s Audit Committee. For more information about each Fund’s independent registered public accounting firm, see “Additional Information — Independent Auditors.”

Shareholder Communications to the Trustees
Each Board has adopted the following procedures for shareholders and other persons to send communications to the Board. Shareholders and other persons may mail written communications to the full Board, to committees of the Board or to specific individual Trustees in care of the applicable Fund, 101 Munson Street, Greenfield, MA 01301. All such communications received by the Funds will be forwarded to the full Board, the relevant Board committee or the specific individual Trustee, as applicable, except that the Funds may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.
Beneficial Ownership of Securities
As of the Record Date, the Funds’ Trustees and executive officers, as a group, owned less than 1% of the Funds’ outstanding Shares. As of April 3, 2024, the current Trustees owned Shares of each Fund in the following amounts:
Name of Trustee	Dollar Range of Equity Securities in AIO	Dollar Range of Equity Securities in CBH	Dollar Range of Equity Securities in NCV	Dollar Range of Equity Securities in NCZ
Independent Trustees
Donald C. Burke	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Sarah E. Cogan	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000	$1 – $10,000
Deborah A. DeCotis	$10,001 – $50,000	None	$1 – $10,000	$1 – $10,000
F. Ford Drummond	$1 – $10,000	$1 – $10,000	$1 – $10,000	$1 – $10,000
Sidney E. Harris	N/A	N/A	N/A	N/A
John R. Mallin	N/A	N/A	N/A	N/A
Connie D. McDaniel	$50,001 – $100,000	None	None	None
Philip R. McLoughlin	$1 – $10,000	None	$1 – $10,000	None
Geraldine M. McNamara	None	None	None	None
R. Keith Walton	None	None	None	None
Brian T. Zino	$10,001 – $50,000	None	$10,001 – $50,000	$1 – $10,000
Interested Trustee
George R. Aylward	Over $100,000	None	$10,001 – $50,000	$10,001 – $50,000
Name of Trustee	Dollar Range of Equity Securities in ACV	Dollar Range of Equity Securities in NFJ	Dollar Range of Equity Securities in NIE	Dollar Range of Equity Securities in VGI
Independent Trustees
Donald C. Burke	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Sarah E. Cogan	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Deborah A. DeCotis	$1 – $10,000	$1 – $10,000	$1 – $10,000	None
F. Ford Drummond	$50,001 – $100,000	$1 – $10,000	$10,001 – $50,000	$1 – $10,000

Name of Trustee	Dollar Range of Equity Securities in ACV	Dollar Range of Equity Securities in NFJ	Dollar Range of Equity Securities in NIE	Dollar Range of Equity Securities in VGI
Sidney E. Harris	N/A	N/A	N/A	$10,001 – $50,000
John R. Mallin	N/A	N/A	N/A	$1 – $10,000
Connie D. McDaniel	None	None	None	$10,001 – $50,000
Philip R. McLoughlin	None	None	$10,001 – $50,000	$10,001 – $50,000
Geraldine M. McNamara	None	None	None	$1 – $10,000
R. Keith Walton	$1 – $10,000	None	None	$1 – $10,000
Brian T. Zino	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Interested Trustee
George R. Aylward	$50,001 – $100,000	$50,001 – $100,000	$50,001 – $100,000	$10,001 – $50,000
Name of Trustee	Dollar Range of Equity Securities in EDF	Dollar Range of Equity Securities in ZTR	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies*
Independent Trustees
Donald C. Burke	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Sarah E. Cogan	None	$10,001 – $50,000	Over $100,000
Deborah A. DeCotis	None	None	Over $100,000
F. Ford Drummond	$10,001 – $50,000	$1 – $10,000	Over $100,000
Sidney E. Harris	None	$10,001 – $50,000	Over $100,000
John R. Mallin	$10,001 – $50,000	$1 – $10,000	Over $100,000
Connie D. McDaniel	None	$10,001 – $50,000	Over $100,000
Philip R. McLoughlin	None	$50,001 – $100,000	Over $100,000
Geraldine M. McNamara	None	$1 – $10,000	Over $100,000
R. Keith Walton	None	$10,001 – $50,000	Over $100,000
Brian T. Zino	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Interested Trustee
George R. Aylward	None	$50,001 – $100,000	Over $100,000

*
The term, “Family of Registered Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

Board Meetings
The Funds have not established a policy with respect to Trustee attendance at annual shareholder meetings. Ten meetings of their respective Board were held during AIO’s, CBH’s, NCV’s, NCZ’s, ACV’s, NFJ’s and NIE’s fiscal year ended January 31, 2024, and eight meetings of their respective Board were held during VGI’s, EDF’s and ZTR’s fiscal year ended November 30, 2023.

During AIO’s, CBH’s, NCV’s, NCZ’s, ACV’s, NFJ’s and NIE’s fiscal year ended January 31, 2024 and VGI’s, EDF’s and ZTR’s fiscal year ended November 30, 2023, each Trustee attended at least 75% of the total number of Board meetings and committee meetings of which such Trustee was a member.
Compensation of Independent Trustees and Advisory Board Members
The following tables provide information regarding the aggregate compensation paid to each Independent Trustee and Advisory Board Member of AIO, CBH, NCV, NCZ, ACV, NFJ and NIE for the fiscal year ended January 31, 2024, and each Independent Trustee of VGI, EDF and ZTR for the fiscal year ended November 30, 2023, for serving as a Trustee and/or Advisory Board Member of the Funds and other funds in the same Fund Complex as the Funds. The Trustees do not currently receive any pension or retirement benefits from the Funds or other funds in the Fund Complex. The Interested Trustee does not receive compensation from the Funds or other funds in the Fund Complex.
AIO, CBH, NCV, NCZ, ACV, NFJ and NIE (for fiscal year ended January 31, 2024)
Name of Trustee	Aggregate Compensation from AIO	Aggregate Compensation from CBH	Aggregate Compensation from NCV	Aggregate Compensation from NCZ
Donald C. Burke(1)	$1,575	$397	$815	$611
Sarah E. Cogan	$5,979	$1,502	$3,152	$2,361
Deborah A. DeCotis	$5,979	$1,502	$3,152	$2,361
F. Ford Drummond	$6,210	$1,559	$3,276	$2,453
Connie D. McDaniel(2)	$1,790	$451	$927	$694
Philip R. McLoughlin	$6,636	$1,667	$3,492	$2,615
Geraldine M. McNamara(3)	$5,993	$1,505	$3,159	$2,366
Alan Rappaport(4)	$610	$152	$326	$244
R. Keith Walton(5)	$6,119	$1,537	$3,224	$2,415
Brian T. Zino	$7,203	$1,809	$3,800	$2,846
Name of Trustee	Aggregate Compensation from ACV	Aggregate Compensation from NFJ	Aggregate Compensation from NIE	Total Compensation from the Funds and Fund Complex(6)
Donald C. Burke(1)	$511	$3,206	$1,525	$463,000
Sarah E. Cogan	$1,928	$11,931	$5,618	$393,030
Deborah A. DeCotis	$1,928	$11,931	$5,618	$380,000

Name of Trustee	Aggregate Compensation from ACV	Aggregate Compensation from NFJ	Aggregate Compensation from NIE	Total Compensation from the Funds and Fund Complex(6)
F. Ford Drummond	$2,002	$12,388	$5,830	$381,250
Connie D. McDaniel(2)	$581	$3,643	$1,732	$413,750
Philip R. McLoughlin	$2,141	$13,267	$6,253	$633,750
Geraldine M. McNamara(3)	$1,932	$11,956	$5,631	$491,397
Alan Rappaport(4)	$196	$1,209	$559	$3,297
R. Keith Walton(5)	$1,973	$12,217	$5,754	$400,353
Brian T. Zino	$2,322	$14,363	$6,761	$415,000

(1)
Effective May 1, 2023, Mr. Burke was appointed as an Advisory Board Member of AIO, CBH, NCV, NCZ, ACV, NFJ and NIE. Effective May 23, 2023, Mr. Burke was appointed as a Trustee of AIO, NFJ and NIE.

(2)
Effective May 1, 2023, Ms. McDaniel was appointed as an Advisory Board Member of AIO, CBH, NCV, NCZ, ACV, NFJ and NIE. Effective May 23, 2023, Ms. McDaniel was appointed as a Trustee of AIO, CBH, NCV, NCZ, ACV, NFJ and NIE.

(3)
Effective May 23, 2023, Ms. McNamara was appointed as a Trustee of NCZ and NFJ.

(4)
Effective April 8, 2023, Mr. Rappaport retired as a Trustee.

(5)
Effective May 23, 2023, Mr. Walton was appointed as a Trustee of NCZ. Effective September 1, 2023, Mr. Walton was appointed as a Trustee of CBH.

(6)
The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which a Fund’s Adviser or an affiliate of the Adviser, including NFJ Group, serves as investment adviser.

VGI, EDF and ZTR (for fiscal year ended November 30, 2023)
Name of Trustee	Aggregate Compensation from VGI	Aggregate Compensation from EDF	Aggregate Compensation from ZTR	Total Compensation from the Funds and Fund Complex(1)
Donald C. Burke	$1,794	$1,383	$8,618	$453,000
Sarah E. Cogan	$1,801	$1,401	$8,646	$387,500
Deborah A. DeCotis	$1,778	$1,370	$8,543	$387,500
F. Ford Drummond	$1,778	$1,365	$8,547	$387,500
Sidney E. Harris	$1,704	$1,272	$8,221	$340,000
John R. Mallin	$1,653	$1,206	$7,998	$340,000
Connie D. McDaniel	$1,848	$1,436	$8,862	$402,500
Philip R. McLoughlin	$1,953	$1,543	$9,334	$635,000
Geraldine M. McNamara	$1,780	$1,372	$8,555	$503,897
R. Keith Walton	$1,814	$1,406	$8,704	$396,603
Brian T. Zino	$1,807	$1,401	$8,677	$422,500

(1)
The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which a Fund’s Adviser or an affiliate of the Adviser, including Newfleet, Stone Harbor, Duff & Phelps and NFJ Group, serves as investment adviser.

VOTING REQUIREMENTS AND OTHER INFORMATION
Voting Requirements
Voting requirements for each proposal are outlined within the discussion supporting each respective proposal. For purposes of the Annual Meeting, a quorum for each of NFJ and NIE will consist of the presence in person (virtually) or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at the Annual Meeting. A quorum for each of NCV and NCZ at the Annual Meeting will consist of the presence in person (virtually) or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at the Annual Meeting, except that, where the Preferred Shares will vote as a separate class, 30% of the votes represented by such Preferred Shares entitled to vote will be necessary to constitute a quorum for the transaction of business by such Preferred Shares. A quorum for CBH or AIO at its Meeting will consist of the presence in person (virtually) or by proxy of thirty-three and one-third percent (33 1∕3%) of the total Shares of the Fund entitled to vote at such Meeting. A quorum for ACV at its Meeting will consist of the presence in person (virtually) or by proxy of thirty-three and one-third percent (33 1∕3%) of the total Shares of the Fund entitled to vote at such Meeting, except that, where the Preferred Shares will vote as a separate class, then 33 1∕3% of the Preferred Shares entitled to vote will be necessary to constitute a quorum for the transaction of business by such Preferred Shares. A quorum for each of VGI and ZTR will be present to transact business if the holders of a majority of the outstanding common shares of that Fund entitled to vote at the Annual Meeting are present in person (virtually) or by proxy. A quorum for EDF will be present to transact business if the holders of 30% of the outstanding common shares of the Fund entitled to vote at the Annual Meeting are present in person (virtually) or by proxy.
Shares present in person (virtually) or represented by proxy at the Annual Meeting and abstentions will be included in determining the existence of a quorum at the Annual Meeting. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker “non-vote.” Proxies that reflect broker non-votes will also be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposals 1a-10d to elect Trustees, where the vote required to approve is the affirmative vote of a percentage of votes cast, broker non-votes or abstentions have no effect because they are not a vote cast. Thus, they are disregarded in determining the “votes cast” on the particular issue.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation for each Proposal.
Adjournment
AIO, CBH, NCV, NCZ, ACV, NFJ and NIE
If the quorum required for a Proposal for AIO, CBH, NCV, NCZ, ACV, NFJ or NIE has not been met, the persons named in the proxies may propose adjournment of the Annual Meeting with respect to such Proposal and, if adjournment is proposed, will vote all Shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to the Proposal for AIO, CBH, NCV, NCZ, ACV, NFJ or NIE will require the affirmative vote of a plurality of the Shares of the relevant Fund to be adjourned.
Where the Common Shares will vote as a separate class, the affirmative vote of a plurality of Common Shares present in person (virtually) or by proxy at the session of the Annual Meeting to be adjourned will be necessary to adjourn the Annual Meeting with respect to such Common Shares. Where the Preferred Shares will vote as a separate class, the affirmative vote of a plurality of votes represented by the Preferred Shares present in person (virtually) or by proxy at the session of the Annual Meeting to be adjourned will be necessary to adjourn the Annual Meeting with respect to such Preferred Shares. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Annual Meeting for which sufficient favorable votes have been received by the time of the Annual Meeting will be acted upon and such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended by the Fund’s Board for approval by shareholders, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.
VGI, EDF and ZTR
If a quorum is not present in person (virtually) or by proxy at the time the Annual Meeting for VGI, EDF or ZTR is called to order, or there are not sufficient votes to approve a proposal, the chair of the Annual Meeting may, with respect to that proposal, adjourn the Annual Meeting if the chair determines that an adjournment and further solicitation is reasonable and in the interest of shareholders. In determining whether to adjourn the Annual Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.
ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING
AND THE FUNDS
Further Information About Voting and the Annual Meeting
Instructions regarding how to vote via telephone or the Internet are included on the proxy card. The required control number for Internet and telephone voting is printed on the proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.
In the event that the Funds solicit votes by having calls placed by officers or employees of the Funds and/or Adviser, or their affiliates, or representatives of a proxy solicitation firm, authorization to permit execution of proxies may be obtained by the representatives of the proxy solicitation firm receiving telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Funds believe are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.
Only shareholders or their duly appointed proxy holders can attend (virtually) the Annual Meeting and any adjournment or postponement thereof. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and entering the control number found in the shaded box of your proxy card.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on May 29, 2024.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.
The online meeting will begin promptly at 3:30 p.m. Eastern Time. We encourage you to access the virtual meeting room prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending (virtually) and voting at the Annual Meeting. Merely attending the Annual Meeting (virtually), however, will not revoke any previously submitted proxy.

The Board has fixed the close of business on April 3, 2024, as the record date for the determination of shareholders of the Funds entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Funds on that date will be entitled to one vote on each matter to be voted on for each Share held and a fractional vote with respect to each fractional Share with no cumulative voting rights subject to the following exceptions. The election of the Preferred Shares Trustees of NCV, NCZ and ACV will be voted on exclusively by the applicable Fund’s Preferred Shareholders. For NCV and NCZ, with regard to any matter where holders of Preferred Shares are entitled to vote as a class separate from holders of Common Shares, including the election of Preferred Shares Trustees, each Preferred Share will entitle its holder to one vote for every $25.00 in liquidation preference represented by such Preferred Share (and any fraction of $25.00 shall be entitled to a proportionate fractional vote). For ACV, Preferred Shares will entitle their holders to one vote per share in the election of the Preferred Shares Trustees. On each other proposal to be brought before the Annual Meeting (including the election of the nominees other than the Preferred Shares Trustees by all Shareholders), the Preferred Shareholders of each of NCV, NCZ and ACV will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. As of the Record Date, NCV and NCZ each had outstanding series of Cumulative Preferred Shares and MRP Shares, each with liquidation preference of $25.00 per share, and ACV had outstanding series of MRP Shares with liquidation preference of $25.00 per share.
Expenses and Proxy Solicitation
The Funds will bear the expense of the Annual Meeting, including preparation, printing and mailing of the enclosed form of proxy, accompanying Notice of Annual Meeting and this Proxy Statement. Each Fund will bear its pro rata portion of such expenses based on its assets, except for mailing expenses, which are paid by each Fund based on its actual mailing expenses to its shareholders. Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund’s Shares. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Adviser, or their affiliates, or representatives of a proxy solicitation firm. The Funds’ officers will not receive any additional compensation for such solicitation, though a proxy solicitation firm (if one is used) will. The Funds will bear 100% of solicitation costs, if any.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address. The Proxy Statement is also available at https://www.proxy-direct.com/vir-33850.
Advisers and Subadvisers
Virtus Investment Advisers, Inc. (“VIA”) acts as investment adviser to all of the Funds except EDF. Virtus Alternative Investment Advisers, Inc. (“VAIA”) acts as investment adviser to EDF. Each Fund’s investment adviser is responsible for overseeing the investment management and administration services provided to the Fund. Both investment advisers are located at One Financial Plaza, Hartford, CT 06103.
VIA has delegated the day-to-day portfolio management of AIO, CBH, NCV, NCZ, ACV and NIE to one Subadviser: Voya; the day-to-day portfolio management of NFJ to two Subadvisers: Voya and NFJ Group; the day-to-day portfolio management of VGI to one Subadviser: Newfleet, an operating division of VFIA; and the day-to-day portfolio management of ZTR to two Subadvisers: Newfleet and Duff & Phelps. VAIA has delegated the day-to-day portfolio management of EDF to one Subadviser: Stone Harbor, an operating division of VFIA. Each of NFJ Group, Newfleet, Duff & Phelps and Stone Harbor is an affiliate of VIA and VAIA and, like VIA and VAIA, an indirect wholly owned subsidiary of Virtus Investment Partners, Inc.
NFJ Group is located at 2100 Ross Avenue, Suite 700, Dallas, TX 75201. Newfleet is located at One Financial Plaza, Hartford, CT 06103. Duff & Phelps is located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606. Stone Harbor is located at 31 West 52nd Street, 16th Floor, New York, New York 10019, and One Financial Plaza, Hartford, Connecticut 06103. Voya is located at 230 Park Avenue, New York, New York, 10169, and is a wholly-owned subsidiary of a holding company which is ultimately owned by Allianz SE and Voya Financial, Inc.
Administrator
Virtus Fund Services, LLC (the “Administrator” or “Virtus Fund Services”) serves as the administrator for the Funds. The Administrator’s principal business office is located at One Financial Plaza, Hartford, CT 06103. The Administrator is an indirect wholly owned subsidiary of Virtus.

Independent Auditors Fees
The aggregate fees paid to PwC or Deloitte in each of the last two fiscal years in connection with each Fund’s annual audit were as follows:
Fund	Auditor	Fiscal Year Ended	Audit Fees	Audit- Related Fees*	Tax Fees**	All Other Fees
AIO	PwC	January 31, 2024	$43,588	$2,914	$8,104	$0
AIO	PwC	January 31, 2023	$42,525	$1,424	$14,864	$0
CBH	PwC	January 31, 2024	$47,355	$2,914	$8,104	$0
CBH	PwC	January 31, 2023	$46,200	$1,424	$10,668	$0
NCV	PwC	January 31, 2024	$47,355	$2,914	$8,104	$0
NCV	PwC	January 31, 2023	$46,200	$18,424	$9,873	$0
NCZ	PwC	January 31, 2024	$47,355	$2,914	$8,104	$0
NCZ	PwC	January 31, 2023	$46,200	$18,424	$7,779	$0
ACV	PwC	January 31, 2024	$43,588	$2,914	$10,604	$0
ACV	PwC	January 31, 2023	$42,525	$1,424	$24,705	$0
NFJ	PwC	January 31, 2024	$43,588	$2,914	$10,604	$0
NFJ	PwC	January 31, 2023	$42,525	$1,424	$27,717	$0
NIE	PwC	January 31, 2024	$43,588	$2,914	$10,604	$0
NIE	PwC	January 31, 2023	$42,525	$1,424	$16,326	$0
VGI	PwC	November 30, 2023	$33,881	$7,931	$3,504	$0
VGI	PwC	November 30, 2022	$33,055	$4,724	$4,078	$0
EDF	PwC	November 30, 2023	$43,153	$0	$0	$0
EDF	Deloitte	November 30, 2022	$55,900	$0	$5,000	$0
ZTR	PwC	November 30, 2023	$33,881	$7,931	$5,147	$0
ZTR	PwC	November 30, 2022	$33,050	$4,724	$4,078	$1,500

*
“Audit-Related Fees” are those related to performance of the audit and review of each Fund’s financial statements not disclosed under “Audit Fees.”

**
“Tax Fees” are those primarily associated with review of each Fund’s tax provision and Regulated Investment Company qualification in connection with audits of each Fund’s financial statements, review of year-end distributions by each Fund to avoid excise tax, periodic discussion with management on tax issues affecting each Fund, and reviewing and signing each Fund’s federal income and excise tax returns.

All of the services described in the table above were approved by the Funds’ Audit Committee pursuant to its policies and procedures.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ last two fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.
Principal Shareholders
As of April 3, 2024, to the best of each Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of each Fund’s Shares other than as listed in the below table. This information is primarily based on publicly available Schedule 13D and 13G disclosures filed with the SEC.
Title of Class	Name and Address of Beneficial Ownership	No. of Shares	Percent of Class
Preferred Shares of ACV	Metropolitan Life Insurance Co/NY One MetLife Way Whippany, NJ 07981	1,200,000	100%(1)
Common Shares of CBH	Punch & Associates Investment Management Inc. 7701 France Ave South, Suite 300 Edina, MN 55435	1,247,027	6.83%
Common Shares of CBH	Morgan Stanley 1585 Broadway New York, NY 10036	1,152,609	6.31%
Common Shares of EDF	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	4,737,018	16.32%
Preferred Shares of NCV	Metropolitan Life Insurance Company 200 Park Ave New York, NY 10166	2,580,000	38.86%(1)
Preferred Shares of NCV	RiverNorth Capital Management LLC 325 N. LaSalle Street, Suite 645 Chicago, IL 60654	342,884	5.16%(1)
Common Shares of NCV	Morgan Stanley 1585 Broadway New York, NY 10036	5,363,123	5.93%

Title of Class	Name and Address of Beneficial Ownership	No. of Shares	Percent of Class
Preferred Shares of NCZ	Metropolitan Life Insurance Company 200 Park Ave New York, NY 10166	820,000	15.65%(1)
Preferred Shares of NCZ	Fidelity National Financial, Inc. 601 Riverside Ave Jacksonville, FL 32204	475,000	9.06%(1)
Common Shares of NCZ	Morgan Stanley 1585 Broadway New York, NY 10036	7,683,500	10.09%
Common Shares of NFJ	Morgan Stanley 1585 Broadway New York, NY 10036	6,331,011	6.68%
Common Shares of VGI	SIT Investment Associates Inc 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	1,466,443	12.96%
Common Shares of VGI	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	586,724	5.19%
Common Shares of ZTR	SIT Investment Associates Inc 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	4,020,721	5.86%

(1)
Ownership percentages shown are equal to the number of votes attributable to shareholder’s Preferred Shares divided by the total votes attributable to all Preferred Shares for the applicable Fund. As described above under “Further Information about Voting and the Annual Meeting,” the MRP Shares and Cumulative Preferred Shares each have a liquidation preference of $25.00 per share. For ACV, as of the Record Date, Metropolitan Life Insurance Company owned 100% of that Fund’s MRP Shares outstanding. For NCV, as of the Record Date, Metropolitan Life Insurance Company owned 97.73% of that Fund’s MRP Shares outstanding and RiverNorth Capital Management LLC owned 8.57% of that Fund’s Cumulative Preferred Shares outstanding. For NCZ, as of the Record Date, Metropolitan Life Insurance Company owned 93.18% of that Fund’s MRP Shares outstanding and Fidelity National Financial, Inc. owned 10.89% of that Fund’s Cumulative Preferred Shares outstanding.

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting
This Proxy Statement, each Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the Internet at https://www.proxy-direct.com/vir-33850. These Proxy Materials will be available on the internet through the day of the Annual Meeting and any adjournments thereof.
No Dissenters’ Rights
Shareholders have no rights under applicable law or any Fund’s Charter and/or Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Meeting.
Deadline for Shareholder Proposals
AIO, CBH, NCV, NCZ, ACV, NFJ, NIE and EDF
Shareholder proposals intended to be presented at the annual meeting of shareholders of AIO, CBH, NCV, NCZ, ACV, NFJ, NIE and EDF to be held in 2025 must be received by the respective Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the commencement of mailing of this proxy statement, which means that such proposals must be received no later than 5:00 p.m. Eastern Time, on February 26, 2025, in order to be considered for inclusion in the Fund’s Proxy Statement and form of Proxy relating to that meeting; provided, however, that in the event that the Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must have been so delivered by the later of 5:00 p.m. Eastern Time on the 45th day prior to the date of such annual meeting or the tenth business day following the day on which public announcement of the date of such meeting is first made. Subject to the above, each of AIO’s, CBH’s, NCV’s, NCZ’s, ACV’s, NFJ’s, NIE’s and EDF’s Bylaws provide that if a shareholder of record entitled to vote desires to bring proposals (including Trustee nominations) before the annual meeting of shareholders to be held in 2025, written notice of such proposals as prescribed in the Bylaws must be received by the Fund’s Secretary, in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668, between February 11, 2025, and 5:00 p.m. Eastern Time on February 26, 2025.
VGI and ZTR
Shareholder proposals intended to be presented at the annual meeting of shareholders of VGI and ZTR to be held in 2025 must be received by the respective Fund not less than 120 days nor more than 150 days prior to the first anniversary of the date of this proxy statement, which means that such proposals must be received no later than 5:00 p.m. Eastern Time, on December 10, 2024, in order to be considered for inclusion in the Fund’s Proxy Statement and form of Proxy relating to that meeting; provided, however, that in the event that the Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must have been so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Eastern Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Subject to the above, each of VGI’s and ZTR’s Bylaws provide that if a shareholder of record entitled to vote desires to bring proposals (including Trustee nominations) before the annual meeting of shareholders to be held in 2025, written notice of such proposals as prescribed in the Bylaws must be received by the Fund’s Secretary, in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668, between November 10, 2024, and 5:00 p.m. Eastern Time on December 10, 2024.
For additional requirements, shareholders may refer to the Bylaws of each Fund, a current copy of which may be obtained without charge upon request from the Funds’ Secretary. If a Fund does not receive timely notice pursuant to the Bylaws, the proposal will be excluded from consideration at the meeting.

Other Matters
The management of the Funds knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Very truly yours,
JENNIFER S. FROMM
Secretary
Virtus Artificial Intelligence & Technology Opportunities Fund
Virtus Convertible & Income Fund
Virtus Convertible & Income Fund II
Virtus Convertible & Income 2024 Target Term Fund
Virtus Diversified Income & Convertible Fund
Virtus Dividend, Interest & Premium Strategy Fund
Virtus Equity & Convertible Income Fund
Virtus Global Multi-Sector Income Fund
Virtus Stone Harbor Emerging Markets Income Fund
Virtus Total Return Fund Inc.
April 9, 2024

EVERY VOTE IS IMPORTANT PO Box 43131Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2024 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Artificial Intelligence & Technology Opportunities Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Artificial Intelligence & Technology Opportunities Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. AIO_33850_040124 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VIRTUAL MEETING at the following Website: www.meetnow.global/MSJQNWR on June 3 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held virtually on June 3, 2024 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-33850 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 1a, 1b, 1c and 1d. 1a. Election of Trustee (Class II): FOR WITHHOLD 01. Donald C. Burke 1b. Election of Trustee (Class II): FOR WITHHOLD 01. F. Ford Drummond 1c. Election of Trustee (Class II): FOR WITHHOLD 01. Connie D. McDaniel 1d. Election of Trustee (Class II): FOR WITHHOLD 01. Philip R. McLoughlin 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx AIO 33850 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS CONVERTIBLE & INCOME 2024 TARGET TERM FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2024 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Convertible & Income 2024 Target Term Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Convertible & Income 2024 Target Term Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. CBH_33850_031224 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VIRTUAL MEETING at the following Website: www.meetnow.global/MSJQNWR on June 3 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held virtually on June 3, 2024 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-33850 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 2a, 2b, 2c and 2d. 2a. Election of Trustee (Class I): FOR WITHHOLD 01. Connie D. McDaniel 2b. Election of Trustee (Class I): FOR WITHHOLD 01. Philip R. McLoughlin 2c. Election of Trustee (Class II): FOR WITHHOLD 01. R. Keith Walton 2d. Election of Trustee (Class I): FOR WITHHOLD 01. Brian T. Zino 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx CBH 33850 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS CONVERTIBLE & INCOME FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2024 COMMON STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of common stock of Virtus Convertible & Income Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Convertible & Income Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NCV_33850_031224 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VIRTUAL MEETING at the following Website: www.meetnow.global/MSJQNWR on June 3 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held virtually on June 3, 2024 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-33850 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 3a, 3c and 3d. 3a. Election of Trustee (Class III): FOR WITHHOLD 01. Deborah A. DeCotis 3c. Election of Trustee (Class I): FOR WITHHOLD 01. Connie D. McDaniel 3d. Election of Trustee (Class III): FOR WITHHOLD 01. Brian T. Zino 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NCV 33850 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS CONVERTIBLE & INCOME FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2024 PREFERRED STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of preferred stock of Virtus Convertible & Income Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Convertible & Income Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NCV_33850_031224_Pref PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VIRTUAL MEETING at the following Website: www.meetnow.global/MSJQNWR on June 3 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held virtually on June 3, 2024 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-33850 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 3a, 3b, 3c and 3d. 3a. Election of Trustee (Class III): FOR WITHHOLD 01. Deborah A. DeCotis 3b. Election of Trustee (Class III): FOR WITHHOLD 01. F. Ford Drummond 3c. Election of Trustee (Class I): FOR WITHHOLD 01. Connie D. McDaniel 3d. Election of Trustee (Class III): FOR WITHHOLD 01. Brian T. Zino 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NCV 2 33850 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS CONVERTIBLE & INCOME FUND II JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2024 COMMON STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of common stock of Virtus Convertible & Income Fund II which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Convertible & Income Fund II. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NCZ_33850_040124 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VIRTUAL MEETING at the following Website: www.meetnow.global/MSJQNWR on June 3 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held virtually on June 3, 2024 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-33850 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 4b, 4c and 4d. 4b. Election of Trustee (Class III): FOR WITHHOLD 01. Connie D. McDaniel 4c. Election of Trustee (Class III): FOR WITHHOLD 01. Geraldine M. McNamara 4d. Election of Trustee (Class III): FOR WITHHOLD 01. R. Keith Walton 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NCZ 33850 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS CONVERTIBLE & INCOME FUND II JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2024 PREFERRED STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of preferred stock of Virtus Convertible & Income Fund II which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Convertible & Income Fund II. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NCZ_33850_040124_Pref PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VIRTUAL MEETING at the following Website: www.meetnow.global/MSJQNWR on June 3 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held virtually on June 3, 2024 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-33850 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 4a, 4b, 4c and 4d. 4a. Election of Trustee (Class III): FOR WITHHOLD 01. F. Ford Drummond 4b. Election of Trustee (Class III): FOR WITHHOLD 01. Connie D. McDaniel 4c. Election of Trustee (Class III): FOR WITHHOLD 01. Geraldine M. McNamara 4d. Election of Trustee (Class III): FOR WITHHOLD 01. R. Keith Walton 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NCZ 2 33850 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS DIVERSIFIED INCOME & CONVERTIBLE FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2024 COMMON STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of common stock of Virtus Diversified Income & Convertible Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Diversified Income & Convertible Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ACV_33850_031224 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VIRTUAL MEETING at the following Website: www.meetnow.global/MSJQNWR on June 3 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held virtually on June 3, 2024 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-33850 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 5b, 5c and 5d. 5b. Election of Trustee (Class III): FOR WITHHOLD 01. Deborah A. DeCotis 5c. Election of Trustee (Class I): FOR WITHHOLD 01. Connie D. McDaniel 5d. Election of Trustee (Class III): FOR WITHHOLD 01. Philip R. McLoughlin 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx ACV 33850 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS DIVERSIFIED INCOME & CONVERTIBLE FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2024 PREFERRED STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of preferred stock of Virtus Diversified Income & Convertible Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Diversified Income & Convertible Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ACV_33850_040124_Pref PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VIRTUAL MEETING at the following Website: www.meetnow.global/MSJQNWR on June 3 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held virtually on June 3, 2024 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-33850 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 5a, 5b, 5c and 5d. 5a. Election of Trustee (Class III): FOR WITHHOLD 01. Sarah E. Cogan 5b. Election of Trustee (Class III): FOR WITHHOLD 01. Deborah A. DeCotis 5c. Election of Trustee (Class I): FOR WITHHOLD 01. Connie D. McDaniel 5d. Election of Trustee (Class III): FOR WITHHOLD 01. Philip R. McLoughlin 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx ACV 2 33850 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2024 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Dividend, Interest & Premium Strategy Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Dividend, Interest & Premium Strategy Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NFJ_33850_040124 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VIRTUAL MEETING at the following Website: www.meetnow.global/MSJQNWR on June 3 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held virtually on June 3, 2024 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-33850 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 6a, 6b, 6c and 6d. 6a. Election of Trustee (Class II): FOR WITHHOLD 01. Donald C. Burke 6b. Election of Trustee (Class I): FOR WITHHOLD 01. Connie D. McDaniel 6c. Election of Trustee (Class I): FOR WITHHOLD 01. Geraldine M. McNamara 6d. Election of Trustee (Class I): FOR WITHHOLD 01. Brian T. Zino 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NFJ 33850 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS EQUITY & CONVERTIBLE INCOME FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2024 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Equity & Convertible Income Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Equity & Convertible Income Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NIE_33850_040124 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VIRTUAL MEETING at the following Website: www.meetnow.global/MSJQNWR on June 3 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held virtually on June 3, 2024 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-33850 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 7a, 7b, 7c and 7d. 7a. Election of Trustee (Class II): FOR WITHHOLD 01. Donald C. Burke 7b. Election of Trustee (Class II): FOR WITHHOLD 01. F. Ford Drummond 7c. Election of Trustee (Class II): FOR WITHHOLD 01. Connie D. McDaniel 7d. Election of Trustee (Class II): FOR WITHHOLD 01. Philip R. McLoughlin 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NIE 33850 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS GLOBAL MULTI-SECTOR INCOME FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2024 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Global Multi-Sector Income Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Global Multi-Sector Income Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. VGI_33850_031224 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VIRTUAL MEETING at the following Website: www.meetnow.global/MSJQNWR on June 3 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held virtually on June 3, 2024 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-33850 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 8a, 8b, 8c and 8d. 8a. Election of Trustee (Class III): FOR WITHHOLD 01. George R. Aylward 8b. Election of Trustee (Class III): FOR WITHHOLD 01. F. Ford Drummond 8c. Election of Trustee (Class III): FOR WITHHOLD 01. Connie D. McDaniel 8d. Election of Trustee (Class III): FOR WITHHOLD 01. Philip R. McLoughlin 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx VGI 33850 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2024 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Stone Harbor Emerging Markets Income Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Stone Harbor Emerging Markets Income Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. EDF_33850_031824 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VIRTUAL MEETING at the following Website: www.meetnow.global/MSJQNWR on June 3 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held virtually on June 3, 2024 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-33850 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 9a, 9b, 9c and 9d. 9a. Election of Trustee (Class I): FOR WITHHOLD 01. George R. Aylward 9b. Election of Trustee (Class I): FOR WITHHOLD 01. Deborah A. DeCotis 9c. Election of Trustee (Class I): FOR WITHHOLD 01. John R. Mallin 9d. Election of Trustee (Class I): FOR WITHHOLD 01. R. Keith Walton 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx EDF 33850 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS TOTAL RETURN FUND INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2024 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MSJQNWR on June 3, 2024 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Total Return Fund Inc. which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Directors of Virtus Total Return Fund Inc. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ZTR_33850_031224 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VIRTUAL MEETING at the following Website: www.meetnow.global/MSJQNWR on June 3 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held virtually on June 3, 2024 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-33850 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Directors recommends a vote “FOR” the following nominees in proposals 10a, 10b, 10c and 10d. 10a. Election of Director (Class I): FOR WITHHOLD 01. Donald C. Burke 10b. Election of Director (Class I): FOR WITHHOLD 01. Sarah E. Cogan 10c. Election of Director (Class I): FOR WITHHOLD 01. Deborah A. DeCotis 10d. Election of Director (Class I): FOR WITHHOLD 01. Sidney E. Harris 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx ZTR 33850 xxxxxxxx / /